SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Highland Global Allocation Fund

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HIGHLAND GLOBAL ALLOCATION FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

April 22, 2020

Dear Shareholder:

Enclosed you will find the proxy materials for the 2020 Annual Meeting of Shareholders of Highland Global Allocation Fund (the “Fund”) to be held at 200 Crescent Court, Crescent Club, Dallas, Texas 75201, on Friday, June 12, 2020, at 8:45 a.m. Central Time (the “Annual Meeting”). In light of the developing situation with COVID-19 (coronavirus) and the travel advisories across the United States, we are requesting that shareholders and others NOT ATTEND the Annual Meeting in person this year but to attend the Annual Meeting via conference call. For those who wish to attend via conference call, please email Highland Capital Management Fund Advisors, L.P. at attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Details regarding the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

In addition to voting on the Proposal described in the Notice of Annual Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Fund and to discuss other matters of interest to you as a shareholder.

It is very important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, please review the enclosed proxy card, which provides options for voting, to assure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Frank Waterhouse
Frank Waterhouse Treasurer, Principal Executive Officer and Principal Financial and Accounting Officer

HIGHLAND GLOBAL ALLOCATION FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 12, 2020

The Annual Meeting of Shareholders of Highland Global Allocation Fund, a Massachusetts business trust (the “Fund”), will be held at 200 Crescent Court, Crescent Club, Dallas, Texas 75201, on Friday, June 12, 2020, at 8:45 a.m. Central Time (the “Annual Meeting”). In light of the developing situation with COVID-19 (coronavirus) and the travel advisories across the United States, we are requesting that stockholders and others NOT ATTEND the Annual Meeting in person this year but to attend the Annual Meeting via conference call. For those who wish to attend via conference call, please email Highland Capital Management Fund Advisors, L.P. at attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. The Annual Meeting will be held for the following purposes:

1.

To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2023 Annual Meeting or until his successor is duly elected and qualifies (the “Proposal”); and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponements thereof.

The Board of Trustees recommends a vote for the Proposal. The close of business on April 16, 2020 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponements thereof. Please email Highland Capital Management Fund Advisors, L.P. at attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information.

Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on June 12, 2020: Copies of these proxy materials, including the Fund’s annual shareholder report, the Notice for the Annual Meeting, the Proxy Statement and the form of proxy, are available to you on the Internet at www.vote.proxyonline.com/docs/highlandgaf2020.pdf. Copies of the proxy materials are available upon request, without charge, by writing to AST Fund Solutions, LLC at AST Fund Solutions, ATTN: Highland 14323 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660, by calling (866) 620-0678, or by sending an e-mail to corporateservices@astfundsolutions.com, using subject line: Highland 14323 Fulfillment.

Shareholders are encouraged to read all of the proxy materials before voting as the proxy materials contain important information necessary to make an informed decision.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Annual Meeting using the conference call dial-in information, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Lauren Thedford
Lauren Thedford Secretary

April 22, 2020

Dallas, Texas

HIGHLAND GLOBAL ALLOCATION FUND

300 Crescent Court

Suite 700

Dallas, Texas 75201

(800) 357-9167

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

JUNE 12, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Highland Global Allocation Fund, a Massachusetts business trust (the “Fund” or “GAF”), for use at the Fund’s Annual Meeting of Shareholders to be held at 200 Crescent Court, Crescent Club, Dallas, Texas 75201, on Friday, June 12, 2020, at 8:45 a.m. Central Time, and at any and all adjournments or postponements thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders dated April 22, 2020. In light of the developing situation with COVID-19 (coronavirus) and the travel advisories across the United States, we are requesting that stockholders and others NOT ATTEND the Annual Meeting in person this year but to attend the Annual Meeting via conference call. For those who wish to attend via conference call, please email Highland Capital Management Fund Advisors, L.P. at attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. The Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). On February 13, 2019, the Fund converted from an open-end fund to a closed-end fund. As an open-end fund, the Fund was not required to hold an annual meeting of shareholders and did not hold an annual meeting of shareholders in 2018. The Fund listed its shares on the New York Stock Exchange on February 19, 2019 and held its first shareholder meeting on June 14, 2019.

Highland Capital Management Fund Advisors L.P., a Delaware limited partnership (“HCMFA” or the “Adviser”), with its principal office at 300 Crescent Court, Suite 700, Dallas, Texas 75201, serves as the investment adviser and the administrator to the Fund. The Fund’s principal executive office is located at 300 Crescent Court, Suite 700, Dallas, Texas 75201.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being provided to shareholders on or about April 22, 2020. The Board of Trustees (the “Board”) has fixed the close of business on April 16, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 22,501,933.00 shares of the Fund’s common shares (“Common Shares”), par value $0.001 per share, were issued and outstanding, and the Fund had not issued any preferred shares. Shareholders of the Fund are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” the election as a Trustee of the nominee listed in Proposal and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board does not know of any matters to be considered at the Annual Meeting other than the election of the Trustee referred to in this Proxy Statement. A shareholder may revoke his or her proxy any time before it is exercised by (i) voting in person using the conference call dial-in information at the Annual Meeting, (ii) giving written notice of such revocation to the Secretary of the Fund or (iii) returning a later-dated proxy before the Annual Meeting.

The presence in person or by proxy of the holders of a majority of the shares of the Fund entitled to vote shall constitute a quorum (“Quorum”) for the Fund’s Annual Meeting. If a Quorum is not present at the Annual Meeting, or if a Quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Annual Meeting to permit further solicitation of proxies. Any adjournment or postponement will require the affirmative vote of a majority of those shares that are represented at the Annual Meeting in person or by proxy, whether or not a Quorum is present.

Shares represented by properly executed proxies with respect to which (i) a vote is withheld, (ii) the shareholder abstains, or (iii) a broker does not vote (i.e., “broker non-votes”) will be treated as shares that are present and entitled to vote for purposes of determining a Quorum. Assuming the presence of a Quorum, abstentions and “broker non-votes” will have no effect on the outcome of the vote on the Proposal.

In addition to soliciting proxies by mail, the Fund’s officers and employees of the Adviser may solicit proxies by the Internet or by telephone. Copies of the Notice for the Annual Meeting, the Proxy Statement and the form of proxy are available at www.vote.proxyonline.com/docs/highlandgaf2020.pdf. The Fund has engaged AST Fund Solutions, LLC, at AST Fund Solutions, ATTN: Highland 14323 Fulfillment, 55 Challenger Road, Suite 201, Ridgefield Park, New Jersey 07660 for inquiries, to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as assisting the Fund in soliciting proxies for the Annual Meeting at an approximate cost of $37,256. The costs of proxy solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund.

PROPOSAL 1

ELECTION OF TRUSTEES

The Fund’s Board is currently composed of four Trustees, three of whom are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”). The Independent Trustees of the Board are Bryan A. Ward, Ethan Powell, and Dr. Bob Froehlich. In light of certain relationships between Mr. Honis and certain affiliates of the Adviser, including Highland Capital Management, L.P. (“HCMLP”), arising out of HCMLP’s pending Chapter 11 proceedings, Mr. Honis is treated as an Interested Trustee of the Fund.

At the Annual Meeting, the holders of the Fund’s Common Shares are being asked to re-elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term until the 2023 annual meeting of shareholders or until his respective successor is duly elected and qualifies. Dr. Froehlich is currently serving as a Class II Trustee of the Fund and has agreed to continue to serve as a Class II Trustee, if re-elected. If Dr. Froehlich is not available for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance and Compliance Committee may select.

The Fund’s Board is divided into three classes with the term of office of one class expiring each year. Dr. Bob Froehlich is currently serving as a Class II Trustee. Dr. Froehlich was last elected to serve a three year term at the annual meeting of shareholders held on June 2, 2017. Ethan Powell and Bryan A. Ward are currently serving as Class I Trustees. Messrs. Powell and Ward were last elected to serve until the 2022 annual meeting of shareholders at the Fund’s annual meeting of shareholders held on June 14, 2019. Mr. Honis is currently serving as a Class III Trustee and was last elected to serve until the 2021 annual meeting of shareholders at the annual meeting of shareholders held on June 22, 2018. Dr. Froehlich will continue to serve as a Class II Trustee if re-elected at the Annual Meeting until the 2023 annual meeting of shareholders or until his respective successor is duly elected and qualifies. The Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings.

Vote Required for Election of Trustee

For a Class II Trustee of the Fund, the election requires the affirmative vote of the holders of a majority of the Common Shares of the Fund, represented in person or by proxy at the Annual Meeting and entitled to vote for the election of a Trustee. Abstentions and “broker non-votes” (i.e., shares held in “street name” by brokers or nominees that indicate on their proxies that they do not have discretionary authority to vote such shares as to the election of a Trustee) are counted as present at the Annual Meeting but, assuming the presence of a Quorum, will have no effect on the outcome of the vote on the Proposal.

THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEE AS A TRUSTEE.

Qualifications and Additional Information about the Nominee for Trustee and the Continuing Trustees

The following provides an overview of the considerations that led the Board to conclude that the nominee for Trustee or the individuals serving as continuing Trustees of the Fund should be nominated or so serve, as well as the nominee’s and each Trustee’s name and certain biographical information as reported by them to the Fund. Among the factors the Board considered when concluding that an individual should be a nominee for Trustee or serve on the Board were the following: the individual’s experience, skills, expertise, education, knowledge, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, the candidate’s ability to qualify as an Independent Trustee and the existence of any other relationships that might give rise to a conflict of interest and other relevant factors that the Fund’s Governance and Compliance Committee considers appropriate in the context of the needs of the Board (e.g., whether a candidate is an “audit committee financial expert” under the federal securities laws).

In respect of the Trustee nominee and each continuing Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee or serve as a Trustee of the Fund. The Trustee nominee’s and each continuing Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table below.

The “Highland Funds Complex,” as referred to herein consists of: the Fund, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Income Fund (“HFRO”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Event-Driven Fund (“NEDF”), NexPoint Latin American Opportunities Fund (“NLAF”), NexPoint Real Estate Strategies Fund (“NRESF”), NexPoint Strategic Income Fund (“NSIF”), NexPoint Energy and Materials Opportunities Fund (“NEMO”), NexPoint Discount Strategies Fund (“NDSF”), NexPoint Healthcare Opportunities Fund (“NHOF”, and together with NEDF, NLAF, NRESF, NSIF, NEMO and NDSF, the “Interval Funds”), and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees

Dr. Bob Froehlich (4/28/1953) Trustee since March 2016; 3 year term (expiring at 2020 annual meeting) for the Trust. 20 funds

Retired.

Trustee of ARC Realty Finance Trust, Inc. (from January 2013 to May 2016); Director of KC Concessions, Inc. (since January 2013); Trustee of Realty Capital Income Funds Trust (from January 2014 to December 2016); Director of American Realty Capital Healthcare Trust II (from January 2013 to June 2016); Director, American Realty Capital Daily Net Asset Value Trust, Inc. (from November 2012 to July 2016); Director of American Sports Enterprise, Inc. (since January 2013); Director of Davidson Investment Advisors (from July 2009 to July 2016); Chairman and owner, Kane County Cougars Baseball Club (since January 2013); Advisory Board of Directors, Internet Connectivity Group, Inc. (from January 2014 to April 2016); Director of AXAR Acquisition Corp. (formerly AR Capital Acquisition Corp.) (from October 2014 to October 2017); Director of The Midwest League of Professional Baseball Clubs, Inc.; Director of Kane County Cougars Foundation, Inc.; Director of Galen Robotics, Inc.; Chairman and Director of FC Global Realty, Inc. (from May 2017 to June 2018); and Chairman and Director of First Capital Investment Corp. (from March 2017 to March 2018) ; and Director and Special Advisor to Vault Data, LLC (since February 2018).

Significant experience in the financial industry; significant managerial and executive experience; significant experience on other boards of directors, including as a member of several audit committees.

Name, Date of Birth, Position(s) with the Fund and Length of Time Served, Term of Office[1] and Number of Portfolios in the Highland Funds Complex Overseen by the Trustee	Principal Occupations(s) During the Past Five Years and Other Directorships/Trusteeships Held During the Past Five Years	Experience, Qualifications, Attributes, Skills for Board Membership
Ethan Powell (6/20/1975) Trustee since December 2013; Chairman of the Board since December 2013; 3 year term (expiring at 2022 annual meeting) for the Trust. 20 funds

CEO, Chairman and Founder of Impact Shares LLC since December 2015; Trustee/Director of the Highland Funds Complex from June 2012 until July 2013 and since December 2013; Chief Product Strategist of HCMFA from 2012 until December 2015; Senior Retail Fund Analyst of Highland Capital Management, L.P. (“HCMLP”) from 2007 until December 2015 and HCMFA from its inception until December 2015; President and Principal Executive Officer of NHF from June 2012 until May 2015; Secretary of NHF from May 2015 until December 2015; Executive Vice President and Principal Executive Officer of HFI and HFII from June 2012 until December 2015; and Secretary of HFI and HFII from November 2010 to May 2015.

Trustee of Impact Shares Funds I Trust

Significant experience in the financial industry; significant executive experience including past service as an officer of funds in the Highland Funds Complex; significant administrative and managerial experience.

Bryan A. Ward (2/4/1955) Trustee since May 2006; 3 year term (expiring at 2022annual meeting). 20 funds

Senior Advisor, CrossFirst Bank since April 2019; Private Investor, BW Consulting, LLC since 2014; Senior Manager, Accenture, LLP (a consulting firm) from 1991 until retirement in 2014.

Director of Equity Metrix, LLC

Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

Interested Trustee

John Honis[2] (6/16/1958) Trustee since July 2013; 3 year term (expiring at 2021 annual meeting) for the Trust. 20 funds

President of Rand Advisors, LLC since August 2013; and Partner of Highland Capital Management, L.P. (“HCMLP”) from February 2007 until his resignation in November 2014.

Manager of Turtle Bay Resort, LLC (August 2011 – December 2018); Manager of American Home Patient (November 2011 to February 2016).

Significant experience in the financial industry; significant managerial and executive experience, including experience as president, chief executive officer or chief restructuring officer of five telecommunication firms; experience on other boards of directors.

[1]

On an annual basis, as a matter of Board policy, the Governance and Compliance Committee reviews each Trustee’s performance and determines whether to extend each such Trustee’s service for another year. Effective June 2013, the Board adopted a retirement policy wherein the Governance and Compliance Committee shall not recommend the continued service as a Trustee of a Board member who is older than 80 years of age at the time the Governance and Compliance Committee reports its findings to the Board.

[2]

Effective January 28, 2020, Mr. Honis is treated as an Interested Trustee of the Fund in light of certain relationships between Mr. Honis and certain affiliates of the Adviser, including HCMLP, arising out of HCMLP’s pending Chapter 11 proceedings, From May 1, 2015 to January 28, 2020, Mr. Honis was treated as an Independent Trustee of the Fund.

Information about the Fund’s Executive Officers

Set forth below are the names and certain information regarding the Fund’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth, Position(s) held with the Fund and Length of Time Served, Term of Office	Principal Occupations(s) During the Past Five Years
Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Director of Product Strategy at HCMFA from May 2014 to September 2015; Officer of the Highland Funds Complex since November 2012.

Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Financial Officer and Principal Accounting Officer since October 2017; Principal Executive Officer since February 2018; Indefinite Term	Partner and Chief Financial Officer of HCM; Treasurer of the Highland Funds Complex since May 2015.

David Klos, CPA (5/6/1982) Assistant Treasurer since April 2020; Indefinite Term	Chief Accounting Officer at HCMLP since April 2020 and Financial Operations Principal for NexPoint Securities, Inc. since October 2016; Controller at HCMLP from March 2017 to March 2020; Assistant Controller at HCMLP from March 2015 until February 2017.

Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Highland Funds Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCM.

Lauren Thedford (1/7/1989) Secretary since April 2019; Indefinite Term	Associate General Counsel at HCM since September 2017; In-House Counsel at HCM from January 2015 until September 2017; Secretary of the Highland Funds Complex since April 2019.

[1]	The address for each officer is c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

Beneficial Ownership of Shares

Set forth in the table below is the dollar range of shares of the Fund and the aggregate dollar range of shares beneficially owned by each Trustee of the Fund.

Name of Trustee	Dollar Range of Shares of the Fund[1]	Aggregate Dollar Range of Equity Securities[2] Owned in All Registered Investment Companies Overseen by Trustee in the Highland Funds Complex
Independent Trustees
Ethan Powell	None	$10,001-$50,000
Dr. Bob Froehlich	$50,001-$100,000	Over $100,000
Bryan A. Ward	$10,001-$50,000	Over $100,000
Interested Trustee
John Honis[3]	None	None

[1]	Based on market value as of February 28, 2020.
[2]	Based on market value as of February 28, 2020.
[3]	Effective January 28, 2020, Mr. Honis is treated as an Interested Trustee of the Trust.

As of February 28, 2020, the Trustees and officers of the Fund as a group owned 0.06% of the Fund’s outstanding Common Shares.

As of February 28, 2020, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities issued by the Adviser, the principal underwriter, or any person controlling, controlled by, or under common control with the Adviser or principal underwriter.

Role of the Board of Trustees, Leadership Structure and Risk Oversight

The Role of the Board

The Board oversees the management and operations of the Fund. Like most registered investment companies, the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Adviser, and the distributor, administrator, custodian, and transfer agent. The Board has appointed senior employees of certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. The Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in-person Board meetings, which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Fund operations. The Board also periodically holds telephonic meetings as part of its review of the Fund’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Structure and Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board currently consists of four Trustees, three of whom are not “interested persons,” as defined in the 1940 Act and are “independent” as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual. The remaining Trustee, Mr. Honis, is currently treated as an “interested person” of the Fund (an

“Interested Trustee”). Mr. Powell serves as Chairman of the Board. The Trustees meet periodically throughout the year in person and by telephone to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. During the fiscal year ended September 30, 2019, the Board convened seventeen times. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served during the periods that he served. The Fund encourages, but does not require, Trustees to attend the Annual Meeting.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees is appropriate given its specific characteristics. These characteristics include: (i) the extent to which the work of the Board is conducted through the standing committees, and that the Audit and Qualified Legal Compliance Committee (the “Audit Committee”) and the Governance and Compliance Committee meetings are chaired by an Independent Trustee; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and any member of the Board who is considered an “interested person” of the Fund; and (iii) Mr. Powell’s and Mr. Honis’ previous positions with the Adviser and affiliates of the Adviser, which enhances the Board’s understanding of the operations of the Adviser.

Board Oversight of Risk Management. The Board’s role is one of oversight, rather than active management. This oversight extends to the Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Fund. For example, the Adviser and other service providers to the Fund are primarily responsible for the management of the Fund’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Fund, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on the Fund’s activities from the Adviser and other service providers, including reports regarding the Fund’s investment portfolio, the compliance of the Fund with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Fund’s Chief Compliance Officer to receive reports regarding the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures and meets with the Fund’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Fund. The Board’s Audit Committee also meets regularly with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund to receive reports regarding the management of the Fund, including its investment risks.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, that reports received by the Trustees with respect to risk management matters are typically summaries of the relevant information, and that the processes, procedures and controls employed to address risks may be limited in their effectiveness. As a result of the foregoing and other factors, risk management oversight by the Board and by the Committees is subject to substantial limitations.

Committees of the Board

The Board conducts much of its work through certain standing Committees. The Board has three Committees, the Audit Committee, the Governance and Compliance Committee, and the Distribution and Alternatives Oversight Committee, which are discussed in greater detail below. The Board has adopted charters for each of these committees.

The Audit and Qualified Legal Compliance Committee. The members of the Audit Committee are Dr. Froehlich and Messrs. Ward and Powell, each of whom is independent for purposes of the 1940 Act. The Audit Committee is responsible for (i) approving the Fund’s independent accountants, (ii) reviewing with the Fund’s independent accountants the plans and results of the audit engagement and the adequacy of the Fund’s internal accounting controls and (iii) approving professional services provided by the Fund’s independent accountants. The Audit Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The Audit Committee is also responsible for reviewing and overseeing the valuation of debt and equity securities that are not publicly traded or for which current market values are not readily available pursuant to policies and procedures adopted by the Board. The Board and Audit Committee will use the services of one or more independent valuation firms to help them determine the fair value of these securities. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Audit Committee met eleven times during the fiscal year ended September 30, 2019. Mr. Ward acts as the Chairman of the Audit Committee and as the audit committee financial expert.

The Governance and Compliance Committee. The Fund’s Governance and Compliance Committee’s function is to oversee and make recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters, as well as to oversee and assist Board oversight of the Fund’s compliance with legal and regulatory requirements and to seek to address any potential conflicts of interest between the Fund and HCMFA in connection with any potential or existing litigation or other legal proceeding related to securities held by the Fund and the Adviser or another client of the Adviser. The Governance and Compliance Committee is also responsible for at least annually evaluating each Trustee and determining whether to recommend each Trustee’s continued service in that capacity. The Governance and Compliance Committee will consider recommendations for Trustee nominees from shareholders sent to the Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Fund. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Governance and Compliance Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Ward and Powell, each of whom is independent for purposes of the 1940 Act. Dr. Froehlich serves as the Chairman of the Governance and Compliance Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Governance and Compliance Committee was divided into the Governance Committee and the Compliance Committee, which met one time and two times, respectively, during the fiscal year ended September 30, 2019. The Governance and Compliance Committee met two times during the fiscal year ended September 30, 2019.

The Distribution and Alternatives Oversight Committee. The members of the Distribution and Alternatives Oversight Committee are Dr. Froehlich and Messrs. Honis, Ward, and Powell. The Distribution and Alternatives Oversight Committee is responsible for reviewing arrangements with financial intermediaries who provide service to the Fund, including Fund payments to financial intermediaries, and for overseeing any funds that, in the Board’s determination, employ alternative investment strategies. Mr. Honis serves as Chairman of the Distribution and Alternatives Oversight Committee. Prior to the February 28, 2019-March 1, 2019 Board Meeting, the Distribution and Alternatives Oversight Committee was divided into the Distribution Oversight Committee and the Alternatives Oversight Committee, which met one time and two times, respectively, during the fiscal year ended September 30, 2019. The Distribution and Alternatives Oversight Committee met two times during the fiscal year ended September 30, 2019.

Remuneration of Trustees and Executive Officers

The executive officers of the Fund and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based upon relative net assets. The Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings; however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Highland Funds Complex based on relative net assets. The Trustees do not have any pension or retirement plan.

The following table summarizes the compensation paid by the Fund to its Trustees and the aggregate compensation paid by the Highland Funds Complex to the Trustees for services rendered in the fiscal year ended September 30, 2019.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expense	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Highland Funds Complex
Independent Trustees
Timothy K. Hui[1]	$6,805	$0	$0	$75,000
Bryan A. Ward[2]	$14,516	$0	$0	$160,000
Dr. Bob Froehlich	$13,609	$0	$0	$150,000
Ethan Powell[2]	$14,516	$0	$0	$160,000

Interested Trustee
John Honis[3]	$13,609	$0	$0	$150,000
Dustin Norris[4]	N/A	N/A	N/A	N/A

[1]

Effective March 31, 2019, Mr. Hui resigned as an Independent Trustee of the Fund. Mr. Hui’s resignation was related to a reduction in the size of the Board to five members. There were no material conflicts, disagreements or other issues between Mr. Hui, the Board of Trustees or the Fund.

[2]	Effective December 31, 2018, the Board approved an aggregate compensation increase of $10,000 payable to each of the Chairman of the Audit Committee and the Chairman of the Board.
[3]	Effective January 28, 2020, Mr. Honis is treated as an Interested Trustee of the Fund
[4]

Effective February 28, 2020, Mr. Norris resigned as an Interested Trustee of the Fund. Mr. Norris’ resignation was related to a reduction in the size of the Board to four members and the Governance Committee’s decision to maintain the independence of at least 75% of the Board in connection with industry best practice. There were no material conflicts, disagreements or other issues between Mr. Norris, the Board or the Fund.

Share Ownership and Certain Beneficial Owners

To the knowledge of management of the Fund and the Board, the following shareholder(s) or “groups,” as the term is defined in Section 13(d) of the 1934 Act, beneficially owned, or were owners of record of, more than 5% of the Fund’s outstanding shares as of February 28, 2020:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership*	Percentage of Class
Common Shares	Mainstar 214 9th Street Onaga, KS 66521	3,435,150 shares	15.27%

Common Shares	Cede & Co. 55 Water Street New York, NY 10041	3,177,432 shares	14.12%

Common Shares	Wells Fargo Clearing Services, LLC Special Custody Acct for the Exclusive Benefit of Customers 2801 Market Street St. Louis, MO 63103-2523	2,675,250 shares	11.89%

*	Each owner owned shares as a nominee.

Certain Relationships and Related Party Transactions

Members of senior management also serve as officers of other investment managers affiliated with the Adviser that do and may in the future manage investment funds, accounts or other investment vehicles with investment objectives similar to those of the Fund. In addition, the Fund’s executive officers and directors and the members of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same, or related, lines of business as the Fund does or of investment funds, accounts or other investment vehicles managed by the Fund’s affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Fund’s investment objective.

As a result, the Fund may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by the Adviser or its affiliates. However, in order to fulfill its fiduciary duties to each of its clients, the Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with the Adviser’s allocation policy, investment objective and strategies so that the Fund is not disadvantaged in relation to any other client. Where the Fund is able to co-invest consistent with the requirements of the 1940 Act, if sufficient securities or loan amounts are available to satisfy the Fund’s and each such account’s proposed demand, the opportunity will be allocated in accordance with the Adviser’s pre-transaction determination. If there is an insufficient amount of an investment opportunity to satisfy the Fund’s demand and that of other accounts sponsored or managed by the Adviser or its affiliates, the allocation policy provides that allocations among the Fund and such other accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient securities or loan amounts were available. Where the Fund is unable to co-invest consistent with the requirements of the 1940 Act, the Adviser’s allocation policy further provides for investments to be allocated on a random or rotational basis to assure that all clients have fair and equitable access to such investment opportunities.

The Board, in consultation with the Fund’s Chief Executive Officer, Chief Compliance Officer and legal counsel, may review potential related party transactions and, during these reviews, it may also consider any conflicts of interest brought to its attention pursuant to the Fund’s Code of Conduct or the Fund’s or the Adviser’s Rule 17j-1 Code of Ethics.

The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser has agreed to provide investment advisory services to the Fund. In exchange for these services, the Fund will pay the Adviser a fee for investment management services. The Fund’s contractual advisory fee for the year ended September 30, 2019 was 0.40%.

The Fund has entered into an administration agreement with SEI Investments Global Funds Services (“SEI”) and pays SEI a fee for administration services. The Adviser generally assists in all aspects of the Fund’s administration and operations and furnishes offices, necessary facilities, equipment and personnel.

The Adviser has been historically affiliated through common control with HCMLP, an SEC-registered investment adviser. On October 16, 2019, HCMLP filed for Chapter 11 bankruptcy protection with the United States Bankruptcy Court for the District of Delaware. The case was subsequently transferred to the United States Bankruptcy Court for the Northern District of Texas. On January 9, 2020, the bankruptcy court approved a change of control of HCMLP, which involved the resignation of James Dondero as the sole director of, and the appointment of an independent board to, HCMLP’s general partner. Mr. Dondero will, however, remain as an employee of HCMLP and as portfolio manager for all funds and vehicles for which he currently holds such titles. Nevertheless, given Mr. Dondero’s historic role with HCMLP and his continued ownership interest and roles with respect to the Highland platform as a whole, as well as the shared services agreements between HCMLP and the Adviser, the Fund will still treat HCMLP and its affiliates as the Fund’s affiliates for purposes hereof.

The Adviser is not a party to HCMLP’s bankruptcy filing. The Adviser is a party to a shared services arrangement with HCMLP. Under this arrangement the Adviser may utilize employees from HCMLP in connection with various services such as human resources, accounting, tax, valuation, information technology services, office space, employees, compliance and legal. The Fund does not expect HCMLP’s bankruptcy filings to impact its provision of services to the Adviser at this time.

In the future, the Fund may engage the Adviser or certain of its affiliates to provide services other than those discussed above. Any arrangements would be subject to approval by the Board prior to the Adviser or its affiliates being engaged to provide services to the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Trustees and officers, the Adviser, certain persons affiliated with the Adviser, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, “Section 16 reporting persons”), file initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund interests with the SEC and the New York Stock Exchange. Section 16 reporting persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they file with respect to shares of the Fund. The Fund believes that during the past fiscal year, the Officers, Trustees and greater than 10% beneficial holders of the Fund complied with all applicable filing requirements.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm located at 2121 N. Pearl Street, Suite 2000, Dallas, TX 75201, currently serves as the independent registered public accounting firm for the Fund. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2019, the Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019. A copy of the Audit Committee’s report appears below. On February 13, 2019, the Fund acquired the assets of Highland Global Allocation Fund (the “Predecessor Fund”), a series of Highland Funds II, a Massachusetts business trust. The Fund is the successor to the accounting and performance information of the Predecessor Fund.

The independent registered public accounting firm for the Fund during the fiscal years ended September 30, 2018, 2017, and 2016 was KPMG LLP (“KPMG”), located at Two Financial Center, 60 South Street, Boston, Massachusetts 02111. On September 28, 2018, the Fund dismissed KPMG as its independent registered public accounting firm, effective on such date. The decision to dismiss KPMG was approved by the audit committee and by the full Board. On September 27, 2018, the Fund approved the appointment of PwC as the Fund’s independent registered public accounting firm. PwC was engaged by the Fund on November 6, 2018.

KPMG did not issue a report on the Fund’s September 30, 2018 financial statements. KPMG’s audit reports on the Fund’s financial statements as of and for the years ended September 30, 2017 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During its audits of certain affiliated funds with a fiscal year-end of June 30, 2018 (the “6/30 Funds”), KPMG concluded management’s review control over a certain hard-to-value security held by some of those funds and the Fund was not designed at an appropriate level of precision to assess the orderly nature of transactions involving the security and reasonableness and reliability of certain inputs to the fair value model for the security. In connection with this audit, KPMG advised the 6/30 Funds of the need to expand significantly the scope of its audit. Although Management of the 6/30 Funds initially disagreed with KPMG’s position, subsequent to KPMG’s dismissal Management ultimately took the position that the transactions were orderly and revised certain non-observable inputs to the fair value model for the security.

Other than the disagreements and reportable events disclosed above, during the Fund’s years ended September 30, 2017 and 2016 and the subsequent interim period through September 28, 2018, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). The audit committee of the Fund discussed the subject matter of these disagreements and reportable events with KPMG. The Fund has authorized KPMG to respond fully to the inquiries of PwC concerning the subject matter of these disagreements and reportable events.

During the years ended September 30, 2017 and 2016 and the subsequent interim period through September 28, 2018, neither Management, the Fund, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund, and no written report or oral advice was provided to the Fund by PwC that PwC concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Fund provided KPMG and PwC with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K and requested that KPMG and PwC furnish the Fund with letters addressed to the SEC, pursuant to Item 304(a) containing any new information, clarification of the Fund’s expression of its view, or the respects in which it does not agree with the statements made by the Fund in response to Item 304(a). Copies of such letters, if available, were filed as an exhibit in the Highland Funds II amended Form N-CSR on March 11, 2019.

Representatives of PwC will not be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to PwC in the Fund’s last two fiscal years. One hundred percent (100%) of all services provided by PwC to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by PwC, and all non-audit services provided by PwC to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to PwC by the Fund during the fiscal year in which the non-audit services are provided. PwC provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. PwC did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser was compatible with maintaining PwC’s independence.

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2019
Audit Fees paid by Fund	$320,000	$370,000
Audit-Related Fees paid by Fund[1]	$399,500	$370,000
Tax Fees paid by Fund[2]	$20,000	$36,000
All Other Fees paid by Fund	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$0	$0

[1]	The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
[2]	The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

The following chart reflects fees paid to KPMG in the Fund’s and Predecessor Fund’s last two fiscal years. One hundred percent (100%) of all services provided by KPMG to the Fund in each year were pre-approved and no fees were subject to pre-approval by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X. The audit services are approved by the Audit Committee pursuant to an audit engagement letter, and, in accordance with the Fund’s pre-approval policies and procedures, the Audit Committee of the Fund must pre-approve all non-audit services provided by KPMG, and all non-audit services provided by KPMG to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations and financial reporting of the Fund. In some circumstances, when certain services were not recognized at the time of the engagement to be non-audit services, the pre-approval requirement may be waived if the aggregate amount of the fees for such non-audit services constitutes less than five percent of the total amount of revenues paid to KPMG by the Fund during the fiscal year in which the non-audit services are provided. KPMG provided non-audit services to the Adviser during the Fund’s last two fiscal years, but these services did not relate directly to the operations and financial reporting of the Fund, and therefore were not subject to pre-approval pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. KPMG did not provide any non-audit services to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund. The Audit Committee has considered whether the provision of non-audit services that were rendered to the Adviser was compatible with maintaining KPMG’s independence.

	Fiscal Year Ended September 30, 2018	Fiscal Year Ended September 30, 2019
Audit Fees paid by Fund	$122,123	$0
Audit-Related Fees paid by Fund[3]	$10,333	$0
Tax Fees paid by Fund[4]	$5,147	$0
All Other Fees paid by Fund	$0	$0
Aggregate Non-Audit Fees paid by Fund and Adviser	$159,684	$0

[3]	The nature of the services related to agreed-upon procedures, performed on the Fund’s semi-annual financial statements.
[4]	The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of the Fund’s year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PwC in connection with statutory and regulatory filings. These services also include the required audits of the Fund’s internal controls over financial reporting.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulation, consultations concerning financial accounting and reporting standards, and fees related to requests for documentation and information from regulatory and other government agencies.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees include fees for products and services other than the services reported above.

Report of the Audit Committee

The Audit Committee oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee reviewed the audited financial statements in the Annual Report dated September 30, 2019 with management and discussed the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee has considered and discussed the above described September 30, 2019 audited financial statements with management and with PwC. The Audit Committee has also discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, The Auditor’s Communication With Those Charged With Governance. The Audit Committee reviewed with PwC, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Finally, the Audit Committee reviewed the written disclosures and the letters from PwC required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect, has considered whether the provision of other non-audit services by PwC to the Fund are compatible with maintaining PwC’s independence, and has discussed with PwC its independence of the Fund.

The Audit Committee discussed with PwC the overall scope and plans for the audit. The Audit Committee met with PwC to discuss the results of their audit, their evaluations of the Fund’s internal controls and the overall quality of the Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this proxy statement and in the Audit Committee’s Charter, the Fund’s Audit Committee recommended to the Fund’s Board (and the Fund’s Board has approved) that the Fund’s audited financial statements be included in the Annual Report to Shareholders for the fiscal year ended September 30, 2019 and filed with the SEC.

Shareholders are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and PwC. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions, referred to above, do not assure that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB, that the financial statements are presented in conformity with accounting principles generally accepted in the United States of America or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

Bryan A. Ward, Audit Committee Chair

Dr. Bob Froehlich, Audit Committee Member

Ethan Powell, Audit Committee Member

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Trustees do not intend to present any other business at the Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholder Proposals

Any proposals of shareholders intended to be presented at the Fund’s 2021 Annual Meeting of Shareholders must be received at the Fund’s principal executive office no later than January 28, 2021 for inclusion in the Fund’s proxy statement and proxy card relating to the 2021 Annual Meeting of Shareholders and must comply with the requirements of Rule 14a-8 under the 1934 Act and all other legal requirements. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Any proposals submitted after such date will not be included in the Fund’s proxy statement and proxy card relating to the 2021 Annual Meeting of Shareholders. Proxies solicited by the Fund will confer discretionary voting authority with respect to these proposals if the proposals are not received by the Fund, in good order and complying with all applicable legal requirements, by January 28, 2021, and may confer discretionary voting authority with respect to proposals received before such date, in each case subject to SEC rules governing the exercise of this authority.

Delivery Requirements

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials (“Notice”) addressed to those shareholders or by sending separate Notices for each household account in a single envelope. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Fund and some brokers household proxy materials or Notices, delivering a single proxy statement or Notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from a broker or the Fund that they will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes consent.

We will deliver promptly, upon request, a separate copy of any of these documents to shareholders at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by writing to the Fund c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201 or calling the Fund at (800) 357-9167.

Communications with Trustees

Shareholders of the Fund who wish to communicate with Trustees (or to the Independent Trustees as a group) should send communications to the attention of the Secretary of the Fund, c/o Highland Capital Management Fund Advisors, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201, and all communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to all Trustees.

COPIES OF THE FUND’S ANNUAL REPORT DATED SEPTEMBER 30, 2019 AND THE FUND’S SEMI-ANNUAL REPORT DATED MARCH 31, 2019 TO SHAREHOLDERS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING THE FUND AT 6201 15TH AVENUE, BROOKLYN, NEW YORK 11219, OR BY CALLING TOLL-FREE (800) 357 9167.

It is important that proxies be returned promptly. You are urged to complete and sign the enclosed proxy card and return it promptly in the enclosed stamped, self-addressed envelope.

Dallas, Texas

April 22, 2020

HIGHLAND CAPITAL MANAGEMENT

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PROXY CARD

HIGHLAND GLOBAL ALLOCATION FUND

Annual Meeting of Shareholders – June 12, 2020

Proxy Solicited on Behalf of the Board of Trustees

The undersigned holder of shares of Highland Global Allocation Fund, a Massachusetts business trust (the "Fund"), hereby appoints Frank Waterhouse and Jason Post, and each of them separately, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at 200 Crescent Court, Crescent Club, Dallas, TX 75201, on June 12, 2020, at 8:45 a.m., Central Time and at any and all adjournments and postponements thereof (the "Annual Meeting"), and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy. The undersigned holder hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement.

In light of the developing situation with COVID-19 (coronavirus) and the travel advisories across the United States, we are requesting that shareholders and others NOT ATTEND the Annual Meeting in person this year but to attend the Annual Meeting via conference call. For those who wish to attend via conference call, please email Highland Capital Management Fund Advisors, L.P. at attendameeting@astfinancial.com and provide us with your full name and address in order to receive the conference call dial-in information. Please vote your shares in accordance with the instructions on this Proxy Card whether or not you attend the Shareholder Meeting.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Please sign exactly as names appear on this proxy. If shares are held jointly, each holder should sign. If signing as an attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at ( 8 6 6 ) 6 2 0 - 0 6 7 8 . Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

SIGNATURE	DATE

SIGNATURE (if held jointly)	DATE

Title – if a corporation, partnership or other entity

IF YOU SIGN, DATE AND RETURN THIS PROXY, IT WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSAL.

1. Internet

2. Telephone

3. Mail

TAG ID:

THREE OPTIONS FOR VOTING YOUR PROXY

Log on to www.vote.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Simply dial toll-free (866) 620-0678 and have this proxy card available at the time of the call. You will need the control number found in the box at the right at the time you execute your vote.

Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

BAR CODE

CONTROL NUMBER

CUSIP: 43010T104

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2020.

The proxy statement for this meeting is available at: www.vote.proxyonline.com/docs/highlandgaf2020.pdf

TAG ID:	BAR CODE	CUSIP: 43010T104

HIGHLAND GLOBAL ALLOCATION FUND

PROXY CARD

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED HOLDER WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL BE VOTED FOR THE PROPOSAL UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MASSACHUSETTS AND APPLICABLE FEDERAL SECURITIES LAWS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK ONE BOX FOR EACH ITEM IN BLUE OR BLACK INK. Example: X

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE BELOW PROPOSAL.

PROPOSAL:

1.To elect Dr. Bob Froehlich as a Class II Trustee of the Fund, to serve for a three-year term expiring at the 2023 Annual Meeting or until his successor is duly elected and qualifies.

FOR WITHHOLD

1.a Dr. Bob Froehlich	□	□

2.To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 43010T104